Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

16.  Commitments and Contingencies

Commitments

Operating Leases

We occupy various facilities and lease certain equipment under various lease agreements.  The minimum rental commitments under non-cancelable operating leases, with lease terms in excess of one year subsequent to December 31, 2013, are as follows (in thousands):

2014	$1,515
2015	1,442
2016	1,224
2017	701
2018	454
Thereafter	945

Rental expenses for the years ended December 31 were as follows (in thousands):

	2013	2012	2011
Rent expense	$1,919	$3,103	$1,369

Purchase Commitments

As of December 31, we had outstanding capital purchase commitments which consisted of (in thousands):

	2013	2012
Capital commitments
Equipment	$5,851	$20,317
Land	$23,700	$23,700

Supplies and services
Coal purchase commitments	$—	$28,633
Transportation agreements	$226,006	$159,398
Materials and supplies	$18,060	$24,552

Contingencies

Litigation

West Antelope II LBA Challenges

Challenges Against the BLM’s Leasing Process; Intervention by Cloud Peak Energy and Others — On May 3, 2010, WildEarth Guardians, Defenders of Wildlife and Sierra Club (collectively, “WildEarth”) and the Powder River Basin Resource Council (“PRBRC”) filed appeals with the Interior Board of Land Appeals (“IBLA”) regarding the U.S. Bureau of Land Management’s (“BLM”) decision to offer the West Antelope II (“WAII”) coal tracts for lease. On June 29, 2010, WildEarth voluntarily dismissed its appeal.  On July 13, 2010, WildEarth filed a complaint in the United States District Court for the District of Columbia (“D.C. District Court”) challenging the BLM’s decision.  On November 2, 2010, the IBLA issued a decision in PRBRC’s appeal, rejecting all of PRBRC’s arguments and affirming the BLM’s decision in all respects.  On January 3, 2011, PRBRC filed a complaint in the D.C. District Court appealing the IBLA decision.  On May 8, 2011, the D.C. District Court consolidated the WildEarth and PRBRC challenges.  Antelope Coal LLC, a wholly-owned subsidiary of CPE Resources, (along with the National Mining Association and the State of Wyoming) intervened in the consolidated action on the side of the BLM.  In the consolidated action, WildEarth and PRBRC requested that the court vacate the BLM’s authorization, sale and issuance of the WAII leases and enjoin any coal mining activity on the leases until the BLM and the U.S. Fish and Wildlife Service had undertaken additional environmental analysis requested by the plaintiff organizations.

Award of LBAs to Cloud Peak Energy — On May 11, 2011, the BLM held a competitive sale for the WAII North Tract.  On June 15, 2011, the BLM held a competitive sale for the WAII South Tract.  Antelope Coal LLC was the successful high bidder in both sales, and the BLM issued leases to Antelope Coal LLC for the North Tract effective July 1, 2011 and for South Tract effective September 1, 2011.

District Court Rejection of Challenges; Appeal by Plaintiffs — On July 30, 2012, the D.C. District Court rejected WildEarth’s and PRBRC’s consolidated challenge to the IBLA decision and denied their request that the court vacate the WAII leases as well as their requested injunction against coal mining activity on the leases.  On September 25, 2012 and September 26, 2012, PRBRC and WildEarth, respectively, filed notices of appeal in the United States Circuit Court of Appeals for the District of Columbia.  Oral argument was held in November 2013.  Both groups appealed the decision issued by the D.C. District Court and did not specify what relief they sought from the appellate court other than for the appellate court to reverse the decision of the D.C. District Court.  Antelope Coal LLC was a respondent-intervenor in the consolidated appeal.  On December 24, 2013, the Court of Appeals affirmed the District Court’s grant of summary judgment to the defendants.  It is possible the plaintiffs could seek review by the U.S Supreme Court.  Any adverse outcome of the appeal could adversely impact or delay our ability to mine the coal subject to the leases.

Other Legal Proceedings

We are involved in other legal proceedings arising in the ordinary course of business and may become involved in additional proceedings from time to time.  We believe that there are no other legal proceedings pending that are likely to have a material adverse effect on our consolidated financial condition, results of operations or cash flows.  Nevertheless, we cannot predict the impact of future developments affecting our claims and lawsuits, and any resolution of a claim or lawsuit or an accrual within a particular fiscal period may adversely impact our results of operations for that period.  In addition to claims and lawsuits against us, our LBAs, permits, and other industry regulatory processes and approvals, including those applicable to the utility and coal logistics and transportation industries, may also be subject to legal challenges that could adversely impact our mining operations and results.

Tax Contingencies

Our income tax calculations are based on application of the respective U.S. federal or state tax law.  Our tax filings, however, are subject to audit by the respective tax authorities.  Accordingly, we recognize tax benefits when it is more likely than not a position will be upheld by the tax authorities.  To the extent the final tax liabilities are different from the amounts originally accrued, the increases or decreases are recorded as income tax expense.

Several audits involving our non-income based taxes currently are in progress.  We have provided our best estimate of taxes and related interest and penalties due for potential adjustments that may result from the resolution of such tax audits.  From time to time, we may engage in settlement discussions with applicable tax authorities, which may result in adjustments to our estimates of taxes and related interest and penalties.

Concentrations of Risk and Major Customer

Approximately 83%, 93% and 81% of our revenue for the years ended December 31, 2013, 2012, and 2011, respectively, were under multi-year contracts.  While the majority of the contracts are fixed-price contracts, certain contracts have adjustment provisions for determining periodic price changes.  There was no single customer that represented 10% or more of consolidated revenue in 2013, 2012, or 2011.  We generally do not require collateral or other security on accounts receivable because our customers are comprised primarily of investment grade electric utilities.  The credit risk is controlled through credit approvals and monitoring procedures.

Guarantees and Off-Balance Sheet Risk

In the normal course of business, we are party to guarantees and financial instruments with off-balance sheet risk, such as bank letters of credit, performance or surety bonds and indemnities, which are not reflected on the consolidated balance sheet.  In our past experience, virtually no claims have been made against these financial instruments.  Management does not expect any material losses to result from these guarantees or off-balance-sheet instruments.

U.S. federal and state laws require we secure certain of our obligations to reclaim lands used for mining and to secure coal lease obligations.  The primary method we have used to meet these reclamation obligations and to secure coal lease obligations is to provide a third-party surety bond, typically through an insurance company, or provide a letter of credit, typically through a bank.  Specific bond and/or letter of credit amounts may change over time, depending on the activity at the respective site and any specific requirements by federal or state laws.  As of December 31, 2013, we had $677.5 million of surety bonds outstanding (including our proportional share of the Decker mine) to secure certain of our obligations to reclaim lands used for mining and to secure coal lease obligations.